INTEGRATED HEALTHCARE HOLDINGS, INC.

                            STOCK PURCHASE AGREEMENT

      This Stock Purchase Agreement ("AGREEMENT") is made this 28th day of January, 2005 (the "EFFECTIVE Date") by and between INTEGRATED HEALTHCARE HOLDINGS, INC., a Nevada corporation ("IHHI"), and The Orange County Physicians Investment Network, LLC, a Nevada limited liability company) (the "PURCHASER").

                                R E C I T A L S:

      A. IHHI is a party to that certain Asset Sale Agreement, dated September 29, 2004 (the "TENET AGREEMENT"), by and among IHHI and certain subsidiaries of Tenet Healthcare Corporation (collectively, "TENET").

      B. In connection with the Tenet Agreement, each of IHHI and Purchaser has entered into various financing agreements with Kali P. Chaudhuri M.D. ("DR. CHAUDHURI"), which agreements are being amended concurrently with the execution of this Agreement.

      C. The parties now desire to terminate their respective obligations under that certain Purchase Option Agreement, dated November 16, 2004, between IHHI and Purchaser (the "PURCHASE OPTION AGREEMENT"), and instead enter into this Agreement by which Purchaser will invest an aggregate of $30,000,000 and other consideration through the purchase of 108,000,000 shares of common stock of IHHI.

      NOW, THEREFORE, in consideration of the promises and mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                   ARTICLE I
                      PURCHASE OF SHARES; OTHER AGREEMENTS

      1.1  TERMINATION  OF  PURCHASE  OPTION  AGREEMENT.   The  Purchase  Option
Agreement, dated November 16, 2004, between the parties is hereby terminated effective immediately, and shall be of no further force or effect.

      1.2 PAYMENTS BY PURCHASER. IHHI shall issue and sell to the Purchaser, and the Purchaser agrees to purchase from IHHI, an aggregate of One Hundred Eight Million (108,000,000) shares of common stock, $0.0001 par value per share, of IHHI (the "SHARES"), for a total of Thirty Million Dollars ($30,000,000) and the other consideration recited below. The payments for the Shares shall occur as follow:

                  (a) On or prior to February 4, 2005, Purchaser shall pay an aggregate of $10,000,000 on behalf of IHHI by depositing such amount with Tenet on behalf of the Company in connection with the Tenet Agreement and/or by reimbursing Dr. Chaudhuri for his $10,000,000 on deposit with Tenet (upon which Dr. Chaudhuri will assign to Purchaser or IHHI his rights to the deposit).


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                  (b) The payment may be provided from the following sources:

                    (i) The $5,000,000 deposit made by Purchaser and currently held in escrow under the Purchase Option Agreement; and

                    (ii) An   additional   deposit  of  $5,000,000  to  be  made
                         according to the terms of IHHI's escrow commitment with Tenet, by February 4, 2005.

                  (c) Purchaser shall agree with Tenet to make up to $5,000,000, a "non-refundable" good faith deposit, which amount shall be forfeited in the event that IHHI fails to obtain its acute care licenses from the Department of Health Services (the "LICENSES") by the date required by Tenet. In the event the licenses are not approved by Department of Health Services or if IHHI fails to meet the licensing deadline agreed to by the parties, IHHI will refund to Purchaser any remaining portion of the deposit returned to it from escrow.

                  (d) The  Purchaser  shall  enter into and  satisfy  all of its
      obligations  under  the  Rescission  Agreement,   including  the  "General
      Continuing Guaranty" contemplated thereby.

                  (e) No later than six (6) calendar days before the closing of the transactions under the Tenet Agreement (currently contemplated to be February 28, 2005 or another date agreed to by Tenet and IHHI), the Purchaser shall deliver to IHHI one or more wire transfers of immediately available funds (or such other form of payment as may be acceptable to IHHI) totaling $20,000,000.

      1.3 ISSUANCES OF STOCK TO PURCHASER.

                  (a) Upon satisfactory completion of Purchaser's obligations under Sections 1.2(b)(i) herein, IHHI shall issue to Purchaser a certificate for 90,700,000 Shares (as adjusted for any stock splits, dividends, combinations or the like). An additional 6,500,000 shares shall be issued to Hari S. Lal/and/or the Lal law Firm, for the same consideration.

                  (b) If the Licenses are issued and the remainder of the $10,000,000 deposit with Tenet becomes non-refundable, IHHI shall issue to Purchaser a certificate for an additional 5,400,000 Shares (as adjusted for any stock splits, dividends, combinations or the like).

                  (c) Upon  receipt  of the  $20,000,000  under  Section  1.2(e)
      herein, IHHI shall issue to Purchaser a certificate for an additional 5,400,000 Shares (as adjusted for any stock splits, dividends, combinations or the like).

                  (d) IHHI AGREEMENTS WITH DR. CHAUDHURI. Purchaser agrees to honor the terms of all agreements executed between IHHI and Dr. Chaudhuri. IHHI shall provide to Purchaser copies of all such documents promptly.


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                                   ARTICLE II
                          REPRESENTATIONS OF PURCHASER

      The Purchaser hereby makes the following representations and warranties to IHHI, upon which representations and warranties IHHI has relied in entering into this Agreement

      2.1 AUTHORIZATION AND POWER. The Purchaser has the requisite power and authority to enter into and perform this Agreement and to purchase the Shares being sold hereunder. The execution, delivery and performance of this Agreement by Purchaser shall constitute the valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with their terms.

      2.2 PURCHASE FOR OWN ACCOUNT. The Purchaser is acquiring the Shares solely for investment for Purchaser's own account not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. The acquisition by the Purchaser of any of the Shares shall constitute confirmation of the representation by the Purchaser that the Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares.

      2.3 FINANCIAL RISKS; DISCLOSURE OF INFORMATION. The Purchaser acknowledges that it is able to bear the financial risks associated with an investment in the Shares. The Purchaser has received all the information that it considers necessary or appropriate (to the best of Purchaser's knowledge) for deciding whether to acquire the Shares. The Purchaser further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares and the business, properties, prospects and financial condition of the Company. The Purchaser is capable of evaluating the risks and merits of an investment in the Shares by virtue of its experience and that of its advisors as investors in securities, and their knowledge, experience, and sophistication in financial and business matters.

      2.4 ACCREDITED INVESTOR. The Purchaser is an "accredited investor" as defined in Regulation D promulgated under the Shares Act of 1933, as amended.

      2.5 CALIFORNIA RESIDENT. The Purchaser is a bona fide resident of, is domiciled in and received the offer and made the decision to invest in the Shares in the State of California.

      2.6 LIMITATIONS ON DISPOSITION; LEGEND. The Purchaser understands and agrees that the Shares may not be sold except in accordance with applicable law. The certificates evidencing the Shares may bear substantially the following legend:

      "These securities have not been registered under the Shares Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."


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      2.7 RELIANCE.  The Purchaser  understands  and agrees that IHHI is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the suitability of the Purchaser to acquire the Shares.

                                   ARTICLE III
                                  MISCELLANEOUS

      3.1 CONDITIONS  PRECEDENT.  This Agreement is expressly  conditioned  upon
Tenet's  written   acceptance  of  the  restructuring  of  the  Tenet  Agreement contemplated in the Rescission Agreement and this Agreement.

      3.2 AMENDMENT. This Agreement may be modified or amended only by mutual written agreement of the parties. Any such modification or amendment must be in writing, dated and signed by the parties and attached to this Agreement.

      3.3 ASSIGNMENT. The parties may not assign any interest or obligation under this Agreement without the other party's prior written consent, except that the Purchaser may assign this Agreement to Orange County Physicians Investment Network, LLC. Subject to the foregoing, this Agreement shall be binding on and shall inure to the benefit of the parties and their respective successors and assigns.

      3.4 DISPUTE RESOLUTION. In the event of any dispute arising out of or relating to this Agreement, then such dispute shall be resolved solely and exclusively by confidential binding arbitration with the Orange County branch of JAMS ("JAMS") to be governed by JAMS' Commercial Rules of Arbitration in effect at the time of the commencement of the arbitration (the "JAMS Rules") and heard before one arbitrator. The parties shall attempt to mutually select the arbitrator. In the event they are unable to mutually agree, the arbitrator shall be selected by the procedures prescribed by the JAMS Rules. Each party shall bear its own attorneys' fees, expert witness fees, and costs incurred in connection with any arbitration.

      3.5 ENTIRE AGREEMENT. This Agreement is the entire understanding and agreement of the parties regarding its subject matter, and supersedes any prior oral or written agreements, representations, understandings or discussions between the parties. No other understanding between the parties shall be binding on them unless set forth in writing, signed and attached to this Agreement.

      3.6 GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of California, except the conflicts of laws provisions which would require the application of the laws of any other jurisdiction.

      3.7 HEADINGS. The headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

      3.8 NO THIRD-PARTY BENEFICIARY RIGHTS. The parties do not intend to confer and this Agreement shall not be construed to confer any rights or benefits to any person, firm, corporation or entity other than the parties.


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      3.9 NOTICES.  All notices or  communications  required or permitted  under this Agreement shall be given in writing and delivered personally or sent by United States registered or certified mail with postage prepaid and return receipt requested or by overnight delivery service (e.g., Federal Express, DHL). Notice shall be deemed given when sent, if sent as specified in this Section, or otherwise deemed given when received. In each case, notice shall be delivered or sent to:

          IF TO IHHI, ADDRESSED TO:
          Integrated Healthcare Holdings, Inc.
          695 Town Center Drive, Suite 260
          Costa Mesa, CA  92626
          Attention: Chief Executive Officer

          IF TO PURCHASER, ADDRESSED TO:
          Anil V. Shah, M.D.
          2621 South Bristol Street, #108
          Santa Ana, California 92704

      3.10 SEVERABILITY. If any provision of this Agreement is determined to be illegal or unenforceable, that provision shall be severed from this Agreement, and such severance shall have no effect upon the enforceability of the remainder of this Agreement.

      3.11 WAIVER. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance. Any waiver granted by a party must be in writing to be effective, and shall apply solely to the specific instance expressly stated.

      3.12 CONFIDENTIALITY. Neither party shall disclose any of the terms of this Agreement to any person or entity (other than its attorneys or accountants) without the prior written consent of the other party, unless and only to the extent such disclosure is required by law, including applicable securities laws. Purchaser acknowledges that IHHI may be required to file publicly this Agreement as it is a public company.

      3.13 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

                         [Remainder of page left blank]


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      IN WITNESS  WHEREOF,  the parties have executed  this  Agreement as of the date first written above.

                                        IHHI

                                        Integrated Healthcare Holdings, Inc.,
                                        a Nevada corporation


                                        /s/ Larry B. Anderson
                                        ----------------------------------------
                                        Larry B. Anderson, President



                                        PURCHASER

                                        /s/ Anil V. Shah, M.D.
                                        ----------------------------------------
                                        Anil V. Shah, M.D.

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